UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015 (April 27, 2015)

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 451-0200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On April 27, 2015, the Nominations, Governance, and Compensation Committee of the Board of Directors of SLM Corporation (the “Company”) approved the Company’s updated Political Activity Policy (the “Policy”). The purpose of the Policy is to outline the Company’s corporate mission through direct or indirect involvement in the political election process, including through political action committees and tax-exempt organizations, while complying with applicable laws, regulations, and ethics rules. The Policy is available on the Company’s web site at https://www.salliemae.com/about/investors/corp_governance/. In addition, the document is being furnished herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

99.1*	Political Activity Policy

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: May 7, 2015	By:	/s/ Laurent C. Lutz
Laurent C. Lutz
Executive Vice President, General Counsel, and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Political Activity Policy

*	Furnished herewith.